UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2016

SOURCE GOLD CORP.
(Exact name of Company as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4264 Lady Burton Street Las Vegas, NV 89129
(Address of principal executive offices)
Phone: (432) 242-1897
(Company’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 22, 2016, we entered into an Asset Purchase Agreement with Luxor Capital, LLC, a Nevada limited liability corporation.  The Company purchased a certain Gaming IP, along with the “know how” of that Gaming IP from Luxor.  In consideration for the purchase, we have agreed to issue, or cause to be issued, 2,500,000,000 shares of the Company’s Common Stock and a Convertible Promissory Note in the amount of $2,374,712.

Additionally, the Company is buying back certain debt, in the form of Convertible Promissory Notes, in the amount of $2,141,897.00, from Note Holders and in exchange for certain mining claims held by the Company.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Asset Purchase Agreement set forth in Item 1.01 above, 2,500,000,000 Shares of Common Stock have been issued to Luxor Capital, LLC.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 18, 2016, Edward Aruda, our Chief Executive Officer, Secretary, Treasurer and Director tendered his resignation as CEO, Secretary and Treasurer.  Mr. Aruda will remain a Director of the Company.  Mr. Aruda’s resignation was not due to any disagreement on any matter relating to the operations, policies, or practices of the Company.

On February 18, 2016, the Board of Directors appointed Mr. Anthony Brian Goodman Chief Executive Officer, President, Secretary, Treasurer, and Chairman of the Board of Directors.

Mr. Anthony Brian Goodman (Brian)

Mr. Goodman has more than 20 years of diverse senior management experience and business development roles within the technology and Internet gaming industries.  He has across-the-board extensive online gaming experience, having worked with leading gaming content providers, specializing in start-up operations.

Mr. Goodman’s knowledge stretches across all avenues of online gaming operations with expertise in software development, brand management, online and offline marketing, customer acquisition and retention, comprehensive reporting procedures as well as the operation and configuration of the online gaming systems.

Mr. Goodman has an excellent ability to understand customer drivers and segments, and to translate these into commercial outcomes; he not only has marketing vision but also commercial and general management expertise.

Mr. Goodman’s skills are comprehensive, having a tertiary science qualification as well as a marketing and sales background. He has an in depth knowledge and understanding of the statistical workings and configurations of the online games and loyalty systems to ensure positive returns.

Further, Mr. Goodman has extensive experience in acting as CEO and building and running publicly listed OTC companies. His roles have been both in companies which he founded, as well as multinational organizations.

Additionally, on February 18, 2016, the Board of Directors appointed Ms. Weiting Feng as Chief Financial Officer and Director of the Company.

Ms. Weiting (Cathy) Feng

Ms. Feng holds a Masters of Commerce Degree; she has worked in the financial arena for more than 10 years. Ms. Feng has the ability to maintain accurate financial management systems and processes, interpret, analyze and present financial and related information to facilitate the business decisions to grow businesses and resolve complex problems.

Ms. Feng has extensive experience in financial reporting for US public companies, including preparation of all financial statements, budgets, forecasts, cost allocations, investor disclosure, management financial reports, as well as preparing the Notes and the MD&A in conjunction with vast experience in dealing with compliance and regulations with particular respect to the SEC and FINRA.

Further, Ms. Feng works liaisons easily with senior management to provide financial insight to help support business growth, strategy and operational effectiveness. Her strong financial background, professional qualifications and extensive experience in working with US Public OTC companies, enables her to play an important role in the financial management and success of the company.

Item 9 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement

 FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE GOLD CORPORATION

Date: February 26, 2016	By:	/s/ Brian Goodman
Name: Brian Goodman
Title: Chairman, CEO, President